THE ADVISORS’ INNER CIRCLE FUND III

Barrow Hanley International Value Fund

(the “Fund”)

Supplement dated May 2, 2023

to the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”),

each dated March 1, 2023, as supplemented

This Supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI, and should be read in conjunction with the Summary Prospectus, Prospectus and SAI.

TJ Carter will no longer serve as a portfolio manager of the Fund, effective May 15, 2023. Accordingly, effective May 15, 2023, all references to Mr. Carter are hereby deleted from the Summary Prospectus, Prospectus, and SAI.

Please retain this supplement for future reference.

PBH-SK-009-0100